Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — May 31, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ David Becker Signature of Authorized Individual*	21-Jun-10 Date

David Becker Printed Name of Authorized Individual	EVP, CFO and Acting President and CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	3-May-10	3-May-10	3-May-10	3-May-10
Ending Date	30-May-10	30-May-10	30-May-10	30-May-10

Cash — Beginning Balance	$5,257,718	$5,255,857	$5,257,718	$5,255,857

Receipts
Lockbox	$82,435	$127,550	$82,435	$127,550
Misc Deposit	$36,567		$36,567
(Item 3)

Total Receipts	$119,003	$127,550	$119,003	$127,550

Operating Disbursements
Broadpoint	$0	$(100,000)	$0	$(100,000)
Cardinal Co-Pay Redemptions	$0	$0	$0	$0
Dr Directory	$0	$(74,160)	$0	$(74,160)
Legal & Deal fees	$0	$(150,000)	$0	$(150,000)
Payroll	$(260,909)	$(248,353)	$(260,909)	$(248,353)
Severance	$0	$0	$0	$0
Vacation Payout	$0	$0	$0	$0
Invoices in A/P Aging	$(164,286)	$(260,126)	$(164,286)	$(260,126)
Misc (TX rent, Insurance, ICS)	$(33,373)	$(75,000)	$(33,373)	$(75,000)
Other	$(3,548)	$(140,000)	$(3,548)	$(140,000)
(Item 3)

Total Operating Disbursements	$(462,116)	$(1,047,639)	$(462,116)	$(1,047,639)

Net Operating Cash Flow	$(343,113)	$(920,089)	$(343,113)	$(920,089)

Non-Operating Disbursements
Capex
Professional Fees

Total Non-Operating Disbursements	$0	$0	$0	$0

Net Operating Cash Flow Before Financing	$(343,113)	$(920,089)	$(343,113)	$(920,089)

Financing Activities
Interest Payments

Financing Activities	$0	$0	$0	$0

Cash Flow	$(343,113)	$(920,089)	$(343,113)	$(920,089)

Ending Cash Balance (per books)	$4,914,605	$4,335,768	$4,914,605	$4,335,768

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$(462,116)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(462,116)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010
Disbursements Journal

Checks cut during period
GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
5/5/2010	PMCHK	$159.30	2489	No	Lifework Strategies
5/5/2010	PMCHK	$38,869.78	2490	No	United Healthcare Insurance Co.
5/5/2010	PMCHK	$2,245.88	2491	No	UNUM Life Insurance
5/5/2010	PMCHK	$1,449.16	2492	No	VSP - (AT)
5/6/2010	PMCHK	$0.00	2493	Yes	ExecuSuites I-270, Inc.
5/6/2010	PMCHK	$0.00	2494	Yes	ExecuSuites I-270, Inc.
5/6/2010	PMCHK	$3,250.00	2495	No	ExecuSuites I-270, Inc.
5/20/2010	PMCHK	$2,894.02	2496	No	ADP
5/20/2010	PMCHK	$1,000.00	2497	No	American Stock Transfer & Trust Co
5/20/2010	PMCHK	$688.84	2498	No	David Becker
5/20/2010	PMCHK	$3,385.25	2499	No	Robin N. Belsaas
5/20/2010	PMCHK	$8,304.92	2500	No	Brad Cole
5/20/2010	PMCHK	$100.00	2501	No	Commonwealth of PA/DRP
5/20/2010	PMCHK	$183.42	2502	No	Department of Veterans Affairs
5/20/2010	PMCHK	$1,480.97	2503	No	Gary Herman
5/20/2010	PMCHK	$650.00	2504	No	Christine Higgins
5/20/2010	PMCHK	$156.12	2505	No	Iron Mountain
5/20/2010	PMCHK	$1,566.98	2506	No	Montgomery County, MD
5/20/2010	PMCHK	$22.06	2507	No	Nevada Department of Taxation
5/20/2010	PMCHK	$149.22	2508	No	Prostar Services, Inc
5/20/2010	PMCHK	$200.00	2509	No	State of New Jersey Div
5/20/2010	PMCHK	$179.03	2510	No	New Jersey Wraparound Drug Rebate
5/20/2010	PMCHK	$132.08	2511	No	State of Washington
5/20/2010	PMCHK	$83.91	2512	No	State of New Jersey Dept Health/Senior Serv
5/20/2010	PMCHK	$10.44	2513	No	State of New Jersey PAAD Drug Rebate
5/20/2010	PMCHK	$0.00	2514	Yes	Treasurer State of Maine
5/20/2010	PMCHK	$1,584.79	2515	No	United States Treasury
5/20/2010	PMCHK	$408.61	2516	No	Verizon Wireless
5/20/2010	PMCHK	$10.44	2517	No	Wisconsin Dept of Health
5/20/2010	PMCHK	$447.71	2518	No	Dr. Donald J. Treacy
5/27/2010	PMCHK	$0.00	2519	Yes	AT&T
5/27/2010	PMCHK	$3,136.45	2520	No	Robin N. Belsaas
5/27/2010	PMCHK	$0.00	2521	Yes	Christine Higgins
5/27/2010	PMCHK	$1,685.00	2522	No	Pure Compliance
5/27/2010	PMCHK	$3,250.00	2523	No	RX Sample Solution
5/27/2010	PMCHK	$1,785.59	2524	No	Marcus Schestopol
5/27/2010	PMCHK	$50.00	2525	No	Shred-it USA, DBA Shred-it Dallas
5/27/2010	PMCHK	$81,035.25	2526	Yes	Travelers (voided in June)
5/27/2010	PMCHK	$3,730.38	2527	No	Dr. Donald J. Treacy
5/27/2010	PMCHK	$0.00	2528	Yes	WorldWide express

		$164,285.60	Checks Cut

Debits to bank other than checks
Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Text
5/7/2010	ACH DEBIT	$884.25	3309	0	ADP PAYROLL FEES ADP - FEES MIDDLEBROOK PHARMA. IN
5/10/2010	ACH DEBIT	$33,339.17	1700	0	AMERICAN UNITED PENSIONPMT G30349MIDDLEBROOK PHAR
5/12/2010	WIRE TRANSFER DEBIT	$66,212.14	2161	0	WIRE OUT 100512L1B77D1C000218201013201402;BNF ADP TAX SVCS INC. REV. WIRE IMPOUND;REF 050
5/13/2010	WIRE TRANSFER DEBIT	$47,996.13	2007	0	WIRE OUT 100513L1B77D1C000212201013301254;BNF ADP INC FUNDSMGMT;OBI ID# 557YP 7132090VV;
5/17/2010	ACH DEBIT	$6,320.76	652	0	AMERICAN UNITED PENSIONPMT G30349MIDDLEBROOK PHAR
5/18/2010	ACH DEBIT	$442.02	332	0	TUC 613-591-9800 PURCHASE 708648894
5/21/2010	ACH DEBIT	$766.94	1687	0	ADP PAYROLL FEES ADP - FEES MIDDLEBROOK PHARMA. IN
5/24/2010	ACH DEBIT	$0.00	1345	0	ADP PAYROLL FEES ADP - FEES MIDDLEBROOK PHARMA, IN
5/24/2010	ACH DEBIT	$122.59	1344	0	ADP PAYROLL FEES ADP - FEES MIDDLEBROOK PHARMA, IN
5/26/2010	SERVICE CHARGE	$1,264.41	13651	0	ANALYSIS SERVICE CHARGE
5/26/2010	WIRE TRANSFER DEBIT	$68,812.34	2857	0	WIRE OUT 100526L1B77D1C000439201014601951;BNF ADP TAX SVCS INC. REV. WIRE IMPOUND;REF 575
5/27/2010	WIRE TRANSFER DEBIT	$38,228.74	2479	0	WIRE OUT 100527L1B77D1C000246201014701597;BNF ADP INC FUNDSMGMT;OBI ID# 557YP 7186921VV;
5/28/2010	ACH DEBIT	$67.65	1767	0	ADP PAYROLL FEES ADP - FEES MIDDLEBROOK PHARMA. IN
5/28/2010	WIRE TRANSFER DEBIT	$33,372.85	2391	0	WIRE OUT 100528L1B77D1C000192201014801470;BNF MAGUIRE PARTNERS SOLONA LP;OBI MIDDLEBROOK

		$297,829.99	Debits to Bank other than Checks

		$462,115.59	total disbursements

Checks cleared by bank:
5/3/2010	DEBIT MEMO	$397.86	25	0	CONTROL DISBURSEMENT
5/6/2010	DEBIT MEMO	$180.00	8	0	CONTROL DISBURSEMENT
5/7/2010	DEBIT MEMO	$107.06	8	0	CONTROL DISBURSEMENT
5/10/2010	DEBIT MEMO	$1,449.16	11	0	CONTROL DISBURSEMENT
5/12/2010	DEBIT MEMO	$44,365.66	14	0	CONTROL DISBURSEMENT
5/18/2010	DEBIT MEMO	$159.30	140	0	CONTROL DISBURSEMENT
5/24/2010	DEBIT MEMO	$11,500.00	20	0	CONTROL DISBURSEMENT
5/25/2010	DEBIT MEMO	$22.06	96	0	CONTROL DISBURSEMENT
5/26/2010	DEBIT MEMO	$8,437.00	16	0	CONTROL DISBURSEMENT
5/27/2010	DEBIT MEMO	$2,584.79	18	0	CONTROL DISBURSEMENT
5/28/2010	DEBIT MEMO	$9,099.08	52	0	CONTROL DISBURSEMENT

		$78,301.97

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010
See bank reconciliation in separate attachment *

*	bank reconciliation provided to the United States Trustee and not filed with the Bankruptcy Court.

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
none in May

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

		May	Cumulative
		2010	Filing to Date
45000	Gross Sales	$253,103	$253,103
45100	Chargebacks	(2,531)	(2,531)
45200	Medicaid Rebates	(8,371)	(8,371)
45300	Returns	(15,186)	(15,186)
45400	Cash Discounts	(5,062)	(5,062)
45500	Wholesaler Rebates	(13,568)	(13,568)
45600	Product Shortage Deductions	492	492
45700	Coupon POS Discounts	92,152	92,152

	Revenue	301,029	301,029

55101	COGS — Cost of Goods Sold	11,433	11,433
50100	COGS — Scrap	375,218	375,218
51000	COGS — Mfg Equipment Depreciation	21,675	21,675
56000	COGS — Keflex Royalties	4,658	4,658

	Cost of Goods Sold	412,984	412,984

60010	Salaries Expense	228,581	228,581
60030	Severance Expense	14,292	14,292
60380	Commissions	0	0

	Salaries, Bonus & Temp Labor	242,873	242,873

60300	Benefits	1,748	1,748
60310	Employee Benefit Programs Exp	0	0
60320	Health Insurance Expense	(2,120)	(2,120)
60330	Payroll Tax Expense	16,542	16,542
62010	Recruiting	0	0
62020	Relocation	0	0
60370	Professional Development Exp	0	0

	Benefits, Taxes, Recruiting & Relo	16,170	16,170

	Subtotal: Salaries & Benefits	259,043	259,043

60015	Stock Based Comp Exp: Employee	0	0
60016	Stock Based Comp Exp: Non-Employee/Consultant	(40,272)	(40,272)

	Stock-Based Compensation	(40,272)	(40,272)

66010	Advertising Expense	0	0
66020	Dues and Subscriptions Exp	846	846
66110	Meetings & Conferences	0	0

	Marketing & Advertising	846	846

63020	Meals and Entertainment Exp	545	545
63030	Travel Expense	15,432	15,432

	Travel & Entertainment	15,977	15,977

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

		May	Cumulative
		2010	Filing to Date
64020	LAN,Computer, Alarm Exp.	(5,208)	(5,208)
64030	Office Cleaning Exp	0	0
65010 + (67200)	Maintenance & Repair Expense	211	211
65021	Building Maintenance Expense	0	0
65030	Rent or Lease Expense	49,707	49,707
65040	Rental and Lease — Equip Exp.	0	0
65060	Utilities Expense	0	0
64090	Kitchen Supplies Expense	149	149
65070	Telephone Expense	5,067	5,067

	Facilities and Equipment Related	49,926	49,926

60340	Insurance Expense-Wkers Comp	0	0
64110 + (65050)	Insurance Expense	84,092	84,092

	Insurance	84,092	84,092

65102	Distribution Expense — ICS	99,497	99,497

	Distribution Expense	99,497	99,497

64050	Office Supplies & Expense	796	796
64070	Printing and Reproduction Exp	508	508
64071	Publications & Subscriptions	0	0
64060	Postage Expense	0	0
67100	Freight Expense	(32)	(32)
68010 + (64080)	General LAB Supplies & Exp.	(72)	(72)
79010	Other Expenses	0	0

	Office & General Lab Supplies	1,200	1,200

61010	Consulting Fees Expense	1,324	1,324
69010	Legal Expense	742,239	742,239

	Consulting & Legal Fees	743,563	743,563

69030	Patents	45,000	45,000
69020	Compliance Fees	0	0
72500	Penalties & Fines	0	0
70300 + (73000)	Licensing & Filing Expense	51,587	51,587

	Patents & Licensing	96,587	96,587

64075	SEC Filing Expense	5,162	5,162
64215	Annual Report Expense	0	0
69040	Auditing & Accounting	0	0
65071	Newswire Expense	487	487
65072	Audio Conference Call Expense	99	99
65073	Web Casting Expense	0	0
64040	Payroll Service Fee	7,601	7,601
64210	Bank Charges	1,332	1,332

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

		May	Cumulative
		2010	Filing to Date
66015	Stock Transfer Fees	9,005	9,005
66016	Trustee stock plan administration	0	0

	Audit, IR & Financial Fees	23,687	23,687

65090	Personal Prop.Tax Exp-Equipmen	0	0
65091	Franchise Tax	1,066	1,066
79030	Other Taxes	7	7
95016	Taxes-Real Estate	0	0

	Non-Income Taxes	1,073	1,073

66030	Gifts Expense	0	0
	Gifts and Charitable Contributions	0	0

70100	Depreciation Expense	161,405	161,405
70200	Amortization Expense	209,871	209,871

	Depreciation and Amortization	371,276	371,276

72000	Outside Directors	20,917	20,917

	Director and SAB Fees	20,917	20,917

	Subtotal: FTE Expenses	1,727,411	1,727,411

61029	Market Research	0	0
61030	Samples — Reps	0	0
61037	Field Aids	0	0
61039	Coupons	3,250	3,250
61040	Tokens/Direct Promotions	0	0
66200	Trade Association	0	0
61041	MD Telemarketing	0	0
61042	Journal Ads	0	0
61045	Public Relations	0	0
61047	Ad Agency Fees	0	0
61048	Managed Care	0	0
61050	CSO Expense	50,000	50,000
61051	Trade Shows	5,000	5,000
63010	Auto Expense	(9,080)	(9,080)
61054	Launch Meeting	0	0

	Marketing Costs	49,170	49,170

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

		May	Cumulative
		2010	Filing to Date
82000	Development Materials	0	0
83000 +(83100)	Contract R & D	114,706	114,706
84000	Project Consultants	0	0

	Direct Project Costs	114,706	114,706

	Total Expenses	2,304,270	2,304,270

	Income (Loss) from Operations	(2,003,241)	(2,003,241)

90100	Interest Income	199	199

	Interest Income	199	199

95020	Interest Expense	0	0
95050	Gain or (Loss) on sale of assets	2,905	2,905

	Other income (expense)	2,905	2,905

	Net Income (Loss) Before Taxes	(2,000,137)	(2,000,137)

	Net Income (Loss)	$(2,000,137)	$(2,000,137)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

	Current	Petition
	Month	Date
10105 - SVB Operating Account	$4,914,605	$5,257,718
10215 - SVBAM Cash	0	0

Cash & Cash Equivalents	4,914,605	5,257,718

11300 - A/R Product Sales	605,932	437,031
11304 - A/R (Contra) - Cash Discounts	(11,166)	(8,929)
11305 - A/R (Contra) accrued chargebacks	(254,924)	(259,023)
11307 - A/R (Contra) - accrued wholesaler rebates	(668,056)	(659,567)

Accounts Receivable	(328,214)	(490,487)

12100 - Inventory - Raw Materials	739,348	602,263
12110 - Inventory - Bulk	660,305	660,305
12120 - Inventory - Finished Goods	3,331,764	3,343,197
12200 - Inventory - Reserve for obsolete/slow moving	(2,392,607)	(2,392,607)

Inventory	2,338,810	2,213,158

11030 - Other Receivables	15,329	15,329
14010 - Prepaid Expenses	366,697	863,286
14020 - Prepaid Rent	33,373	36,623
14030 - Prepaid SAB/BOD	0	0
14050 - Prepaid Insurance	416,210	500,302
14115 - Prepaid Travel	0	0
14200 - Employee Advances	(16)	0
14500 - Prepaid Samples	2,391,421	1,981,566

Prepaid and Other Current Assets	3,223,013	3,397,106

17100 - Furniture & Fixtures	613,506	834,472
17115 - Equipment -Pharm Development	3,150,304	3,200,488
17130 - Equipment-Telephone System	198,613	244,938
17140 - Equipment-Security System	16,420	19,920
17150 - LAN & Phone Wiring-Equip	48,793	48,793
17200 - Automobiles	0	0
17400 - Leasehold Improvements	6,849,683	9,239,394
17600 - Computer Equipment	230,844	753,769
18100 - Accum. Deprec. - F&F	(593,821)	(811,507)
18115 - Acc Dep- Equip-Pharm Development	(1,631,286)	(1,664,702)
18130 - Accum. Deprec. - Telephone	(173,529)	(218,054)
18140 - Accum. Deprec. - Security Sys	(16,420)	(19,920)
18150 - Accum. Deprec. - LAN	(46,910)	(46,775)
18200 - Accum. Deprec. - Automobil	0	0
18400 - Accum. Amortization - Leasehol	(6,830,756)	(9,220,282)
18600 - Accum. Deprec. - Computer	(117,673)	(479,686)

Property and Equipment, net	1,697,768	1,880,848

10130 - Allfirst-CD/loan collateral	0	0

Restricted Cash	0	0

19000 - Deposits	525,714	533,714
19005 - Deposits-Coupon Program	145,666	146,866

Deposits and Other Assets	671,380	680,580

17800 - Intellectual Property	120,000	120,000
17810 - Keflex Acquired Intangibles	11,757,529	11,757,529
18800 - Accum. Amort. - Intellectual P	(120,000)	(120,000)
18810 - Accum. Amort - Keflex Intangibles	(2,733,089)	(2,523,218)

Intangible Assets, net	9,024,440	9,234,311

Total Assets	$21,541,803	$22,173,234

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

	Current	Petition
	Month	Date
20000 - Accounts Payable - post-petion	(178,584)	—
20100 - Accrued Payables	0	—
21110 - Accrued Severance	0	—
21201 - Accrued Payable to Lilly	(4,658)	—
21210 - Accrued Professional Fees	(20,917)	—
21250 - Accrued R&D Costs	0	—
21275 - Accrued Keflex Copay Assistance	(206)	—
21276 - Accrued Moxatag Copay Assistance	(3,355)	—
21281 - Accrued Medicaid Rebates Payable	(8,371)	—
21282 - Accrued Returns	(15,186)	—
21290 - Other Accrued Expenses	(482,498)	—
23200 - Wages Payable	(15,831)	—
23215 - Accrued Commissions	0	—
23260 - Relocation Accrual	0	—
23620 - Employee Benefits Pay-401k	(6,321)	—
23650 - Employee Benefits - Flex Spending	(792)	—
25000 - Other Current Liabilities	0	—

Accounts Payable and Accrued Expenses - Post-Petition	(736,719)	0

20000 - Accounts Payable - pre-petion	(2,247,920)	(1,214,588)
21110 - Accrued Severance	(279,793)	(281,258)
21201 - Accrued Payable to Lilly	(5,252)	(5,252)
21210 - Accrued Professional Fees	(244,917)	(199,917)
21250 - Accrued R&D Costs	(136,067)	(136,067)
21275 - Accrued Keflex Copay Assistance	(1,857)	(9,276)
21276 - Accrued Moxatag Copay Assistance	(3,615,540)	(3,705,035)
21281 - Accrued Medicaid Rebates Payable	(437,995)	(563,001)
21282 - Accrued Returns	(1,958,072)	(1,945,797)
21290 - Other Accrued Expenses	(119,107)	(292,773)
23200 - Wages Payable	(306,521)	(306,521)
23215 - Accrued Commissions	0	(0)
23260 - Relocation Accrual		0
23620 - Employee Benefits Pay-401k	0	(33,339)
23650 - Employee Benefits - Flex Spending	(3,015)	(3,899)
25000 - Other Current Liabilities	(4,823,076)	(4,810,772)

Accounts Payable and Accrued Expenses - Pre-Petition	(14,179,132)	(13,507,496)

27051 - Deferred contract revenue - non-current PAR (pre-petition)	(11,625,000)	(11,625,000)

Deferred Contract Revenue - non-current (pre-petition)	(11,625,000)	(11,625,000)

27010 - Deferred Rent	(18,963)	(18,340)

Def Credit on Lease Concession	(18,963)	(18,340)

27000 - Other long term liabilities	0	0

Other long-term liabilities	0	0

31000 - Common Stock	(865,119)	(865,119)
31100 - Additional Paid-in Capital	(333,148,706)	(333,188,978)
31110 - APIC-BCF	20,907,620	20,907,620

APIC	(312,241,086)	(312,281,358)

32000 - Retained Earnings	299,240,744	299,240,744
YTD P&L	18,883,473	16,883,336

Accumulated Deficit	318,124,217	316,124,080

Stockholders’ Equity	5,018,012	2,977,602

Liabilities & Stockholders’ Equity	$(21,541,803)	$(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010

Other Post-petition liabilities
Professional bankruptcy fees - KCC estimate	$45,000.00
Professional bankruptcy fees - creditors’ committee cousel & FA	300,000.00
DoctorDirectory (May estimate)	50,000.00
ICS (May estimate)	51,603.26
Other miscellaneous May accruals - no invoices yet	35,774.89

$482,378.15

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	0					0
FICA-Employee	0	see attached ADP report for payroll taxes due and paid. **				0
FICA-Employer	0					0
Unemployment	0					0
Income	0					0
Other:	0					0
Total Federal Taxes	0					0
State and Local
Withholding	0					0
Sales	0					0
Excise	0		132.08			0	Washington State
Unemployment	0					0
Real Property	0					0
Personal Property	0		676.39			0	MD property tax - received letter for adjusted amount due
Other:	0					0
Total State and Local	0	0	808.47	0	0	0
Total Taxes	0	0	808.47	0	0	0

**	ADP payroll report provided to the United States Trustee and not filed with the Bankruptcy Court.
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	177,651.21	932.83	—	—	—	$178,584.04
Wages Payable (401k contributions)	6,320.76	—	—	—	—	$6,320.76
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	183,971.97	932.83	—	—	—	$184,904.80
Explain how and when the Debtor intends to pay any past-due postpetition debts.
The $932.83 in the 0-30 days past due category was paid at the beginning of June and is no longer outstanding.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: May 1 — 31, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$437,031.42
+ Amounts billed during the period	253,103.16
- Amounts collected during the period	(82,435.11)
- Other adjustments during period	(1,766.99)
Total Accounts Receivable at the end of the reporting period	$605,932.48

Accounts Receivable Aging	Amount
0 - 30 days old	$284,528.44
31 - 60 days old	309,995.67
61 - 90 days old	10,000.86
91+ days old	1,233.16
Total Accounts Receivable	605,758.13
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$605,758.13	174.35 reconciling item
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
			X	new account opened in June
We created new accounts at Capital One Bank in June and provided the account numbers under separate cover.
We are still in the process of establishing the lockbox account at Capital One Bank.
FORM MOR-5
(04/07)